UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23129

NEXPOINT REAL ESTATE STRATEGIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (844) 485-9167

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1.	Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Real Estate Strategies Fund

Semi-Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a brokerdealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-866-351-4440. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-351-4440 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

NexPoint Real Estate Strategies Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

FUND PROFILE

NexPoint Real Estate Strategies Fund

Objective

NexPoint Real Estate Strategies Fund seeks long-term total return with an emphasis on current income.

Net Assets as of June 30, 2019

$16.5 million

Portfolio Data as of June 30, 2019

The information below provides a snapshot of NexPoint Real Estate Strategies Fund at the end of the reporting period. NexPoint Real Estate Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 06/30/2019(1)

Real Estate	67.6%
Other Assets & Liabilities	32.4%

Real Estate Investments (Debt vs. Equity) as of 06/30/2019 (%)(1)

Public Debt & Preferred Stock	65.4
Public Equities	28.1
Private Debt(2)	12.1
Other Investments and Assets & Liabilities	(5.6)

Top 10 Holdings as of 6/30/2019(%)(1)

Jernigan Capital, Inc. 7.00%, (Preferred Stock)	17.2%
NRESF REIT SUB LLC (Common Stocks)	12.1
Creek Pine Holdings, LLC 10.25%, (Preferred Stock)	10.0
NexPoint Residential Trust (Common Stocks)(3)	9.2
Braemar Hotels & Resorts, Inc. 5.50%, (Convertible Preferred Stock)	7.3
FREMF Mortgage Trust 0.00%, 8/25/2028 (Agency Collateralized Mortgage Obligations)	7.0
Zayo Group Holdings, Inc. (Common Stocks)	6.3
FREMF Mortgage Trust 8.43%, 2/25/2026 (Agency Collateralized Mortgage Obligations)	6.0
Summit Hotel Properties Inc. (Common Stocks)	4.3
Brookdale Senior Living, Inc. (Common Stocks)	3.9

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes NRESF REIT Sub, LLC, as the entity is intended to hold private debt. NRESF REIT Sub, LLC is an affiliated issuer.

(3)	Affiliated issuer.

Semi-Annual Report	1

FINANCIAL STATEMENTS

June 30, 2019	NexPoint Real Estate Strategies Fund

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2019	NexPoint Real Estate Strategies Fund

Shares/Principal Amount ($)		Amortized Cost ($) (a)	Value ($)

Common Stock - 40.2%

CONSUMER DISCRETIONARY (b)(m) - 2.0%
2,070	Cavco Industries, Inc.	343,166	326,108

REAL ESTATE - 32.5%
88,900	Brookdale Senior Living, Inc. (b)(m)	880,961	640,969
81	Jernigan Capital, Inc. , REIT	1,603	1,661
36,822	NexPoint Real Estate Opportunities Fund, LLC , REIT (c)(m)	943,732	1,524,431
65,528,969	NRESF REIT SUB LLC (c)(d)(e)	2,007,219	1,998,634
43,100	Tremont Mortgage Trust (b)(m)	378,463	178,003
31,595	Zayo Group Holdings, Inc. (b)(m)	1,117,688	1,039,791

			5,383,489

REAL ESTATE INVESTMENT TRUST - 5.7%
62,680	Summit Hotel Properties Inc. , REIT (m)	830,972	718,940
55,029	United Development Funding IV , REIT (b)	128,441	225,619

			944,559

	Total Common Stock (Cost $6,632,245)		6,654,156

Preferred Stock - 36.1%

FINANCIAL - 18.9%
27,145	Ashford Hospitality Trust, REIT 7.38% (f)	601,964	583,618
17,685	7.50% (f)	391,888	373,153
20,113	Bluerock Residential Growth, Inc., REIT, Series D 7.13% (f)(m)	445,830	514,692
1,508	Creek Pine Holdings, LLC, REIT 10.25% (d)(e)	1,508,333	1,660,826

			3,132,289

REAL ESTATE INVESTMENT TRUST (d)(e) - 17.2%
2,584	Jernigan Capital, Inc., REIT 7.00%	2,584,500	2,844,323

	Total Preferred Stock (Cost $5,532,515)		5,976,612

Agency Collateralized Mortgage Obligations (g) - 17.4%
	FREMF Mortgage Trust, Series 2018-K80, Class D
2,473,426	0.00%, 8/25/2028 (b)(h)	1,094,802	1,157,316
	Series 2019-KF60, Class C
1,001,302	VAR LIBOR USD 1 Month+6.000%, 8.43%, 2/25/2026	999,727	999,420

Shares/Principal Amount ($)		Amortized Cost ($) (a)	Value ($)

Agency Collateralized Mortgage Obligations (continued)
	Series 2018-K80, Class X2A
26,673,789	0.10%, 8/25/2050 (i)	156,885	186,717
	Series 2018-K80, Class X2B
6,266,021	0.10%, 8/25/2050 (i)	37,938	43,236
	FREMF Trust, Series 2018-KW04, Class C
1,491,164	0.00%, 12/25/2032 (b)(h)	422,828	387,419
	Series 2018-KW04, Class X2A
17,808,357	0.10%, 9/25/2028 (i)	89,978	92,603
	Series 2018-KW04, Class X2B
1,988,235	0.10%, 12/25/2032 (i)	12,521	12,725

	Total Agency Collateralized Mortgage Obligations (Cost $2,814,679)		2,879,436

Convertible Preferred Stock - 7.3%

REAL ESTATE - 7.3%
64,516	Braemar Hotels & Resorts, Inc., REIT 5.50% (m)	1,000,000	1,198,707

	Total Convertible Preferred Stock (Cost $1,000,000)		1,198,707

Corporate Bond & Note - 2.7%

REAL ESTATE (g) - 2.7%
	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC
500,000	7.13%, 12/15/24 (m)	462,376	451,250

	Total Corporate Bonds & Notes (Cost $462,376)		451,250

Asset-Backed Securities (g) - 1.9%
	CIFC Funding, Ltd., Series 2015-1A, Class SUB, VRN
250,000	0.00%, 1/22/2031 (j)	200,050	174,375
	CIFC Funding, Ltd., Series 2014-5A, Class SUB
250,000	1.00%, 10/17/2031	179,879	148,038

	Total Asset-Backed Securities (Cost $379,929)		322,413

See accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	NexPoint Real Estate Strategies Fund

Contracts		Amortized Cost ($) (a)	Value ($)

Purchased Call Options (n) - 0.2%
500	Total Purchased Call Options (Cost $74,374)		25,000

Shares

Cash Equivalents - 11.3%

MONEY MARKET FUND (k) - 11.3%
1,865,829	Dreyfus Treasury & Agency Cash Management, Institutional Class, 2.100%	1,865,829	1,865,829

	Total Cash Equivalents (Cost $1,865,829)		1,865,829

Total Investments - 117.1%			19,373,403

(Cost $18,761,947)
Other Assets & Liabilities, Net (l) - (17.1)%			(2,835,819)

Net Assets - 100.0%			16,537,584

(a)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments
(b)	Non-income producing security.
(c)	Affiliated issuer. Assets with a total aggregate market value of $3,523,065, or 21.3% of net assets, were affiliated with the Fund as of June 30, 2019.
(d)

Securities with a total aggregate value of $6,503,783, or 39.3% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(e)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $6,503,783, or 39.3% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2019.

(f)	Perpetual maturity. Maturity date presented represents the next call date.
(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $3,653,099 or 22.1% of net assets.

(h)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(i)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(j)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.40% and 3 months equal to 2.32%.

(k)	Rate shown is 7 day effective yield.
(l)	As of June 30, 2019, $158,472 in cash was segregated or on deposit with the broker to cover investments sold short and or written option contracts and is included in “Other Assets & Liabilities, Net”.
(m)	All or part of this security is pledged as collateral for short sales, or the Fund’s leverage facility. The market value of the securities pledged as collateral was $6,596,117.
(n)	Purchased options contracts outstanding as of June 30, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Cost	Value
PURCHASED CALL OPTIONS:
Uniti Group, Inc.	$15.00	Jefferies	January 2020	500	475,500	$74,374	$25,000

REIT —	Real Estate Investment Trust
USD —	U.S. Dollar

4	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019 (unaudited)	NexPoint Real Estate Strategies Fund

($)
Assets
Investments, at value (cost $13,945,167)	13,984,511
Affiliated investments, at value (cost $2,950,951) (Note 11)	3,523,065

Total Investments, at value	17,507,576
Cash	215,345
Cash Equivalents (Note 2)	1,865,829
Receivable for:
Dividends and Interest	496,978
Fund shares sold	44,863
Receivable from Investment Advisor	8,173
Prepaid expenses and other assets	7,579

Total assets	20,146,343

Liabilities:
Leverage Facility Payable (Note 5)	3,162,694
Payable for:
Investments purchased	246,624
Audit fees	57,064
Fund shares redeemed	45,457
Investment advisory and administration fees (Note 7).	19,780
Distribution and shareholder service fees (Note 7)	751
Accrued expenses and other liabilities	76,389

Total liabilities	3,608,759

Commitments and Contingencies (Note 5)

Net Assets	16,537,584

Net Assets Consist of:
Paid-in capital	16,101,724
Total distributable earnings	435,860

Net Assets	16,537,584

Investments, at cost	13,945,167
Affiliated investments, at cost (Note 11)	2,950,951
Cash equivalents, at cost (Note 2)	1,865,829

Class A:
Net assets	1,006,648
Shares outstanding ($0.001 par value, unlimited shares authorized)	48,534
Net asset value per share(a)(b)	20.74
Maximum offering price per share(c)	22.01

Class C:
Net assets	652,179
Shares outstanding ($0.001 par value, unlimited shares authorized)	31,258
Net asset value and offering price per share(a)	20.86

Class Z:
Net assets	14,878,757
Shares outstanding ($0.001 par value, unlimited shares authorized)	713,748
Net asset value, offering and redemption price per share	20.85

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)	The sales charge is 5.75%. On sales of $500,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	5

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019 (unaudited)	NexPoint Real Estate Strategies Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	298,378
Dividends from affiliated issuers (Note 11)	5,945
Interest from unaffiliated issuers	720,562

Total income	1,024,885

Expenses:
Investment advisory (Note 7)	116,827
Interest Expense	60,831
Transfer agent fees	30,494
Audit and tax preparation fees	24,919
Reports to shareholders	20,645
Registration fees	19,276
Advisor Administration fees (Note 7)	16,770
Legal fees	12,256
Custodian	11,320
Distribution and shareholder service fees: (Note 7)
Class A	993
Class C	3,001
Pricing fees	1,746
Trustees fees (Note 7)	1,346
Insurance	619
Other	1,834

Total operating expenses before waiver and reimbursement (Note 7)	322,877

Less: Expenses waived or borne by the adviser and administrator	(116,827)
Less: Reimbursement from Investment Advisor	(6,205)

Net operating expenses	199,845

Net investment income	825,040

Net Realized and Unrealized Gain (Loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	(629,973)
Written options contracts (Note 3)	177,225
Investments from affiliated issuers	17

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	1,318,872
Investments in affiliated issuers (Note 11)	196,063

Net realized and unrealized gain (loss) on investments	1,062,204

Total increase in net assets resulting from operations	1,887,244

6	See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

NexPoint Real Estate Strategies Fund

	Six Months Ended June 30, 2019 (unaudited) ($)	Year Ended December 31, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	825,040	595,957
Net realized gain (loss) on investments	(452,731)	33,479
Net change in unrealized appreciation (depreciation) on investments	1,514,935	(995,560)

Net increase (decrease) from operations	1,887,244	(366,124)

Total distributions to shareholders :
Class A	(29,905)	(15,665)
Class C	(18,873)	(9,213)
Class Z	(504,533)	(764,727)

Total distributions	(553,311)	(789,605)

Increase (Decrease) in net assets from operations and distributions	1,333,933	(1,155,729)

Share transactions:
Proceeds from sale of shares
Class A	541,924	319,716
Class C	84,921	549,871
Class Z	1,538,198	6,321,695
Value of distributions reinvested
Class A	15,464	4,360
Class C	5,955	2,411
Class Z	220,773	393,492
Cost of shares redeemed
Class A	(17,324)	(311)
Class Z	(1,243,081)	(517,032)

Net increase from shares transactions	1,146,830	7,074,202

Total increase in net assets	2,480,763	5,918,473

Net Assets
Beginning of period	14,056,821	8,138,348

End of period	16,537,584	14,056,821

CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares Sold	26,847	15,477
Issued for distribution reinvested	767	214
Shares Redeemed	(873)	(16)

Net Increase in fund shares	26,741	15,675

Class C:
Shares Sold	4,225	26,564
Issued for distribution reinvested	294	121

Net Increase in fund shares	4,519	26,685

Class Z:
Shares Sold	75,097	307,177
Issued for distribution reinvested	10,905	19,416
Shares Redeemed	(60,408)	(24,938)

Net Increase in fund shares	25,594	301,655

See accompanying Notes to Financial Statements.	7

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2019 (unaudited)	NexPoint Real Estate Strategies Fund

($)
Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	1,887,244

Adjustments to Reconcile Net Increase in Net Assets to Net Cash Used in Operating Activities:
Purchases of investment securities from unaffiliated issuers	(6,721,399)
Purchases of investment securities from affiliated issuers	(1,010,038)
Proceeds from the disposition of investment securities from unaffiliated issues	6,786,065
Proceeds from the disposition of investment securities from affiliated issues	14,307
Net proceeds received from written options contracts	177,225
Net realized loss on Investments from unaffiliated issuers	629,973
Net realized gain on Investments from affiliated issuers	(17)
Net realized gain on written options contracts	(177,225)
Net change in unrealized appreciation (depreciation) on investments	(1,514,935)
Net accretion of discount	(26,628)
Increase in dividends and interest receivable	(118,820)
Increase due from broker	(8,173)
Decrease in prepaid expenses and other assets	9,358
Increase in payable for investments purchased	67,438
Decrease in due to custodian	(141,573)
Decrease in due to Investment Adviser	(77,711)
Decrease in payable to transfer agent fees	(7,641)
Increase in payable for distribution and shareholder service fees	735
Increase in accrued expenses and other liabilities	75,819

Net cash flow used in operating activities	(155,996)

Cash Flows Used In Financing Activities:
Decrease in leverage facility payable	(191,319)
Distributions paid in cash	(311,119)
Payments of shares redeemed	(1,260,261)
Proceeds from shares sold	2,126,642

Net cash flow provided by financing activities	363,943

Net Increase in Cash	207,947

Cash/Due to Custodian:
Beginning of period	7,398

End of period	215,345

Supplemental disclosure of cash flow information:
Reinvestment of distributions	242,192

Cash paid during the period for interest expense and commitment fees	60,831

8	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2019 (unaudited)		For the Years Ended December 31,		For the Period Ended December 31 2016(a)
			2018	2017

Net Asset Value, Beginning of Period	$18.99		$20.65	$20.62	$20.00

Income from Investment Operations:

Net investment income(b)	1.03		0.95	1.44	0.14

Net realized and unrealized gain (loss)	1.42		(1.33)	0.19	0.68

Total from Investment Operations	2.45		(0.38)	1.63	0.82

Less Distributions Declared to shareholders:

From net investment income	(0.70)		(1.28)	(1.39)	(0.20)

From net realized gains	—		—	(0.21)	—

Total distributions declared to shareholders	(0.70)		(1.28)	(1.60)	(0.20)

Net Asset Value, End of period(c)	$20.74		$18.99	$20.65	$20.62

Total Return(c)(d)	12.90	%(e)	(2.42)%	8.18%	4.12	%(e)

Ratios to Average Net Assets/Supplemental Data:(f)

Net Assets, End of Period (000’s)	$1,007		$414	$126	$1

Gross operating expenses(g)	4.42%		4.20%	4.75%	10.78%

Net investment income	8.66%		4.82%	6.99%	1.56%

Portfolio turnover rate	24	%(e)	49%	99%	14	%(e)

Average commission rate paid(h)	$0.0058		$0.0111	$0.0155	$0.0295

(a)	Class commenced operations on July 21, 2016.
(b)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2019 (unaudited)		For the Years Ended December 31,		For the Period Ended December 31 2016(a)
			2018	2017

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.79	%(f)	2.38%	2.01%	2.08	%(f)

Interest expense and commitment fees	0.79%		0.22%	—%	—%

Dividends and fees on securities sold short	—%		0.08%	0.01%	—%

(h)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See accompanying Notes to Financial Statements.	9

FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2019 (unaudited)		For the Years Ended December 31,		For the Period Ended December 31 2016(a)
			2018	2017

Net Asset Value, Beginning of Period	$19.10		$20.72	$20.58	$20.00

Income from Investment Operations:

Net investment income(b)	0.98		0.83	1.12	0.04

Net realized and unrealized gain (loss)	1.42		(1.30)	0.46	0.71

Total from Investment Operations	2.40		(0.47)	1.58	0.75

Less Distributions Declared to shareholders:

From net investment income	(0.63)		(1.15)	(1.23)	(0.17)

From net realized gains	—		—	(0.21)	—

Total distributions declared to shareholders	(0.63)		(1.15)	(1.44)	(0.17)

Net Asset Value, End of period(c)	$20.86		$19.10	$20.72	$20.58

Total Return(c)(d)	12.46	%(e)	(2.90)%	7.94%	3.78	%(e)

Ratios to Average Net Assets/Supplemental Data:(f)

Net Assets, End of Period (000’s)	$652		$511	$1	$1

Gross operating expenses(g)	5.14%		4.93%	5.05%	11.53%

Net investment income	8.16%		4.08%	5.39%	0.45%

Portfolio turnover rate	24	%(e)	49%	99%	14	%(e)

Average commission rate paid(h)	$0.0058		$0.0111	$0.0155	$0.0295

(a)	Class commenced operations on July 21, 2016.
(b)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2019 (unaudited)		For the Years Ended June 30,		For the Period Ended December 31 2016(a)
			2018	2017

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.54	%(f)	3.12%	2.87%	2.83	%(f)

Interest expense and commitment fees	0.79%		0.22%	—%	—%

Dividends and fees on securities sold short	—%		0.08%	0.13%	—%

(h)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

10	Semi-Annual Report

FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2019 (unaudited)		For the Years Ended December 31,		For the Period Ended December 31 2016(a)
			2018	2017

Net Asset Value, Beginning of Period	$19.08		$20.73	$20.57	$19.95

Income from Investment Operations:

Net investment income(b)	1.08		1.04	1.33	0.24

Net realized and unrealized gain (loss)	1.42		(1.36)	0.48	0.59

Total from Investment Operations	2.50		(0.32)	1.81	0.83

Less Distributions Declared to shareholders:

From net investment income	(0.73)		(1.33)	(1.44)	(0.21)

From net realized gains	—		—	(0.21)	—

Total distributions declared to shareholders	(0.73)		(1.33)	(1.65)	(0.21)

Net Asset Value, End of period(c)	$20.85		$19.08	$20.73	$20.57

Total Return(c)(d)	13.10	%(e)	(2.17)%	9.12%	4.17	%(e)

Ratios to Average Net Assets/Supplemental Data:(f)

Net Assets, End of Period (000’s)	$14,879		$13,132	$8,011	$7,279

Gross operating expenses(g)	4.13%		3.94%	4.60%	11.26%

Net investment income	9.17%		5.08%	6.44%	2.45%

Portfolio turnover rate	24	%(e)	49%	99%	14	%(e)

Average commission rate paid(h)	$0.0058		$0.0111	$0.0155	$0.0295

(a)	Class commenced operations on July 1, 2016.
(b)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Six Months Ended June 30, 2019 (unaudited)		For the Years Ended December 31,		For the Period Ended December 31 2016(a)
			2018	2017

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.54	%(f)	2.13%	1.87%	1.83	%(f)

Interest expense and commitment fees	0.79%		0.22%	—%	—%

Dividends and fees on securities sold short	—%		0.08%	—%	—%

(h)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See accompanying Notes to Financial Statements.	11

NOTES TO FINANCIAL STATEMENTS (unaudited)

June 30, 2019	NexPoint Real Estate Strategies Fund

Note 1. Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the six month period ended June 30, 2019. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management, L.P. (“Highland”), is the investment adviser to the Fund. Once each quarter, the Fund will offer to repurchase at net asset value (“NAV”) no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

Fund Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Z Shares. A fourth share class, the Class L Shares, has been registered but is not currently offered. Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%. There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first eighteen months of purchase and 0.00% thereafter. No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

NAV of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur

12	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Real Estate Strategies Fund

between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2019, the Fund’s investments consisted of REITs and other real estate investments, senior loans, corporate bonds and notes, common stocks, preferred stocks, mortgage-backed securities and cash equivalents. The fair value of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common and preferred stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national

Semi-Annual Report	13

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Real Estate Strategies Fund

exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates. and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2019 is as follows:

	Total value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stock
Consumer Discretionary	$326,108	$326,108	$—	$—
Real Estate	5,383,489	3,384,855	—	1,998,634
Real Estate Investment Trust	944,559	944,559	—	—
Preferred Stock
Financial	3,132,289	—	1,471,463	1,660,826
Real Estate Investment Trust	2,844,323	—	—	2,844,323
Agency Collateralized Mortgage Obligations	2,879,436	—	2,879,436	—
Convertible Preferred Stock	1,198,707	—	1,198,707	—
Corporate Bonds & Notes	451,250	—	451,250	—
Asset-Backed Securities	322,413	—	322,413	—
Purchased Call Options	25,000	25,000	—	—
Cash Equivalents	1,865,829	1,865,829	—	—

Total Assets	19,373,403	6,546,351	6,323,269	6,503,783

Total	$19,373,403	$6,546,351	$6,323,269	$6,503,783

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the period ended June 30, 2019.

	Balance as of 12/31/18	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of 6/30/19
Nexpoint Real Estate Strategies
Term Loans	$3,223,347	$—	$—	$(2,914)	$363,404	$22,565	$—	$(3,606,402)	$—
Preferred Stock	4,389,514	—	—	—	—	32,599	83,036	—	4,505,149
Common Stock	21,268	—	—	—	—	(37,854)	2,015,220	—	1,998,634

Total	$7,634,129	$—	$—	$(2,914)	$363,404	$17,310	$2,098,256	$(3,606,402)	$6,503,783

14	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Real Estate Strategies Fund

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the

Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended June 30, 2019, there were no transfers between Levels.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Preferred Stock	$4,505,149	Discounted Cash Flow	Discount Rate	8.50%
		Net Asset Value	N/A	N/A
Common Stock	1,998,634	Net Asset Value	N/A	N/A

Total	$6,503,783

The significant unobservable inputs used in the fair value measurement of the Fund’s preferred stock, senior loans and common stocks are described above. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds and loans are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Real Estate Strategies Fund

made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Organization and Offering Costs

Organization costs include the cost of incorporating, such as the cost of legal services and other fees pertaining to the Fund’s organization, and are expensed as incurred. Offering costs include legal fees pertaining to the preparation of the Fund’s initial registration statement and other costs pertaining to the public offering of the Fund’s shares of common stock. Offering costs are accounted for as a deferred charge until operations begin and thereafter are amortized to expense over 12 months on a straight-line basis. Both organization costs and offering costs are subject to an expense limitation agreement as described further in Note 7.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage.

Note 3. Derivative Transactions

The Fund is subject to equity rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Real Estate Strategies Fund

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2019:

	Fair Value
Risk Exposure	Asset Derivative	Liability Derivative
Equity Price Risk	$—	$25,000

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019, is as follows:

Risk Exposure	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$177,225	(1)	$(49,374	)(2)

(1)	Statement of Operations location: Realized gain (loss) on written options contracts.
(2)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments.

The average monthly volume of derivative activity for the periods in which the Fund had outstanding activity is as follows:

Units/ Contracts
Purchased Options Contracts	525
Written Options Contracts	—

Note 4. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to), losses deferred due to wash sale transactions. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended December 31, 2018, permanent differences chiefly resulting from foreign currency gains and losses, and distribution redesignations were identified and reclassified among the components of the Fund’s net assets as follows:

Paid-in Capital	Total Distributable Earnings (Loss)
$(907)	$907

For the year ended December 31, 2018, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Appreciation/ (Depreciation)(1)
$6,321	$—	$(903,487)

(1)	Other temporary differences is comprised of deferred REIT income.

For the year ended December 31, 2018, the Fund did not have capital loss carryovers.

The tax character of distributions paid during the year ended December 31, 2018 (unless otherwise indicated) is as follows:

Distributions Paid From:	2018	2017
Ordinary Income(1)	$746,076	$565,049
Realized Gains	43,529	49,123

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The above mentioned distributions are reflected on a tax basis. The tax basis distributions are less than the book basis distributions reflected on the Statement of Changes in Net Assets.

Unrealized appreciation and depreciation at June 30, 2019, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)(1)	Cost
$1,458,295	$(846,837)	$611,458	$16,896,118

(1)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales.

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Real Estate Strategies Fund

Note 5. Leverage Facility Agreement

On September 20, 2018, the Fund entered into a leverage facility agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). Under the BNP Agreement, the BNPP Entities may make margin loans to the Fund at rates ranging from 1 month LIBOR + 0.60% to 1 month LIBOR + 1.30%. The BNP Agreement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice.

At June 30, 2019, current debt outstanding and fair value of collateral were $3,162,694 and $6,501,949, respectively. The Fund’s average daily balance was $3,297,832 at a weighted average interest rate of 3.39% for the days outstanding.

Note 6. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to any amounts borrowed. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
06/30/2019	$3,162,694	622.90%
12/31/2018	3,354,013	519.10%
12/31/2017	—	N/A
12/31/2016	—	N/A

Note 7. Investment Advisory, Service and Distribution, Trustee and Other Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.25% of the Fund’s Daily Gross Assets. The Fund’s “Daily Gross Assets” is an amount equal to the total assets of the Fund, including assets resulting from leverage, less any liabilities not representing leverage.

Service and Distribution Fees

Highland Capital Funds Distributor, Inc. (the “Distributor”), an affiliate of the Investment Advisor, serves as the principal underwriter and distributor of the Fund’s shares. The Distributor receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. The Fund has adopted a “Shareholder Servicing Plan and Agreement” (the “Plan”) under which the

Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Under the Plan, the Fund may incur expenses on an annual basis equal to 0.25% of the average net assets of the Class A and Class C Shares.

Class C shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and will be payable on a quarterly basis.

Expense Limitation Agreement

The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, expenses payable by the Fund for third party administration services, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect until at least May 1, 2020 unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Real Estate Strategies Fund

by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Investment Adviser and the Board.

On June 30, 2019, the amount subject to possible future recoupment under the Expense Limitation were as follows:

Expiring during Fiscal Years Ending December 31,
2019	2020	2021	2022
$255,057	$279,564	$226,604	$116,827

During the period ended June 30, 2019, the Investment Adviser did not recoup any amounts previously waived or reimbursed.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report. Effective December 4, 2015, Mr. Powell resigned from his position with the Investment Adviser. Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Due to Adviser

The balance shown as “Investment advisory and administration fees” on the Statement of Assets and Liabilities represents amounts owed to the Investment Adviser for advisory fees and Fund expenses paid by the Investment Adviser.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Repurchase of Shares

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund (the “Repurchase Offer Amount”), unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan.

The Fund conducted its quarterly tender offer from February 27, 2019, until expiration on March 25, 2019 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the first quarter tender offer, 19,735 shares of the Fund were tendered for repurchase at an average price of $20.10/share, constituting approximately 2.55% of the Fund’s outstanding shares.

The Fund conducted its quarterly tender offer from May 28, 2019, until expiration on June 24, 2019 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the second quarter tender offer, 40,673 shares of the Fund were tendered for repurchase at an average price of $20.81/share, constituting approximately 5.00% of the Fund’s outstanding shares.

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Concentration in Real Estate Securities Risk

Although the fund does not invest directly in real estate, the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Real Estate Strategies Fund

securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The values of companies engaged in the real estate industry are affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

Debt Securities Risk

When the Fund invests in debt securities, the value of the investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced or fluctuate more than other types of investments. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Leverage Risk

The use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Real Estate Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s (or Public Investment Fund’s or Private Real Estate Investment Fund’s) underlying investments. Interest payments and fees incurred in connection with such borrowings will reduce the amount of distributions available to the Fund’s shareholders. The Fund’s investments in Public

Investment Funds and REITs managed by affiliated or unaffiliated institutional asset managers may incur higher levels of leverage. Accordingly, the Fund, through these investments, may be exposed to the higher levels of leverage than the Fund is permitted to, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities.

Liquidity Risk

There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

REIT Risk

Real estate investments trusts (‘REITs”) may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT. REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code, and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

Note 10. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended June 30, 2019, were as follows:

Other Securities
Purchases	Sales
$4,196,514	$5,513,138

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	NexPoint Real Estate Strategies Fund

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended June 30, 2019:

Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2019	Shares at June 30, 2019	Affiliated Income
Majority Owned, Not Consolidated
NRESF REIT Sub, LLC (Common Stocks)	1,012,750	$21,268	$2,007,219	$—	$—	$(29,843)	$1,998,634	65,528,969	$—
Other Affiliates
NexPoint Real Estate Opportunities Fund LLC., REIT (Common Stocks)	36,539	1,280,692	32,114	(14,308)	17	225,916	1,524,431	36,822	5,945

Total	1,049,289	$1,301,960	$2,039,333	$(14,308)	$17	$196,063	$3,523,065	65,565,791	$5,945

Note 12. Significant Shareholders

The number of shareholders each owning 5% or more of the Fund is listed below. The total percentage of the Fund held by such external shareholders as well as percentage of the Fund held by certain affiliates of the Investment Adviser at June 30, 2019 were:

Number	% of Fund Held
6	78.30%

Investment activities of these shareholders could have a material impact on the Fund and remaining shareholders.

Note 13. New Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this update modify a number of disclosure requirements on fair value measurements required to be reported under Topic 820, Fair Value Measurement. The amendments in this update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

Note 14. Changes of Independent Registered Public Accounting Firms

On November 14, 2018, KPMG LLP (“KPMG”) resigned as the independent registered public accounting firm of NexPoint Real Estate Strategies Fund (the “Fund”), effective on such date. On December 7, 2018, the board of trustees of the Fund (the “Board”) approved the appointment of Cohen & Company, Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm. Cohen was formally engaged by the Fund on December 19, 2018.

KPMG’s audit reports on the Fund’s financial statements for the period from July 1, 2016 (commencement of operations) to December 31, 2016 and the year ended December 31, 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from July 1, 2016 (commencement of operations) to December 31, 2016, the year ended December 31, 2017, and the subsequent interim period through November 14, 2018, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG involving the Fund on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

June 30, 2019	NexPoint Real Estate Strategies Fund

connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

During the period from July 1, 2016 (commencement of operations) to December 31, 2016, the year ended December 31, 2017, and the subsequent interim period through November 14, 2018, neither Management, the Fund, nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund, and no written report or oral advice was provided to the Fund by Cohen that Cohen concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

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ADDITIONAL INFORMATION (unaudited)

June 30, 2019	NexPoint Real Estate Strategies Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades)..

Approval of NexPoint Real Estate Strategies Fund Investment Advisory Agreement

The Fund has retained NexPoint Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement was initially approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees, at a meeting held on February 18-19, 2016.

Following the initial two-year term, the Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During telephonic meetings held on August 16, 2018 and August 28, 2018, the Board of Trustees gave preliminary consideration to information bearing on the continuation of the Agreement for a one-year period commencing November 1, 2018 with respect to the Fund. The primary objective of the meetings was to ensure that the Trustees had the opportunity to consider matters they deemed relevant in evaluating the continuation of the Agreement, and to request any additional information they considered reasonably necessary for their deliberations.

At an in-person meeting held on September 16-17, 2018, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2018. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various information and written materials in connection with meetings of the Board of Trustees, including: (1) information regarding the financial soundness of the Adviser and the profitability of the Agreement to the Investment; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser and comparable funds managed by unaffiliated advisers, both of which follow investment strategies similar to those of the Fund; (5) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. After the August 2018 meetings, the Trustees requested that the Investment Adviser provide additional information regarding various matters. In addition, the Trustees received an independent report from Morningstar Inc. (“Morningstar”), an independent source of investment company data, relating to the Fund’s performance, volatility and expenses compared to the performance, volatility and expenses of a peer group determined by Morningstar to be comparable. The Trustees also relied on information provided at periodic meetings of the Board of Trustees over the course of the year. The Trustees reviewed various factors discussed in independent counsel’s legal

Semi-Annual Report	23

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	NexPoint Real Estate Strategies Fund

memoranda regarding their responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information and factors. The Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The nature, extent, and quality of the services to be provided by the Investment Adviser. The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including portfolio manager compensation arrangements. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing their duties under the Agreement, and that the nature and the quality of such advisory services were satisfactory.

The Investment Adviser’s historical performance in managing the Fund. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. With respect to the Fund, the Trustees discussed the historical performance of the Fund and contrasted the relative performance of the Fund and its portfolio management team to that of the Fund’s peers, as represented by certain other registered investment companies and comparable funds that follow investment strategies similar to the Fund, as well as comparable indices and the Fund’s applicable Morningstar category. The Trustees concluded that the Fund’s performance or other relevant factors supported the continuation of the Agreement relating to the Fund for an additional one-year period.

Among other data relating specifically to the Fund’s performance, the Board took note of Morningstar’s explanatory note concerning its peer group analysis that, while the Fund is an unlisted closed-end fund, peer group funds were selected from the universe of listed closed-end funds as data with respect to unlisted closed-end funds often contain self-reported and incomplete data. Morningstar relaxed its asset size criterion significantly in order to include a sufficient number of funds. The Board then considered that the Fund commenced operations on July 1, 2016 and has a limited operating history. The Board noted that the Fund does not have a stated prospectus benchmark. The Board further noted that the Fund outperformed the S&P United States REIT TR USD Index, the Morningstar peer group median and category median for the 6-month, 9-month and one-year periods ended June 30, 2018; however, it underperformed over the three-month period ended June 30, 2018. With respect to performance that lagged the Fund’s Morningstar peer group median, category median and/or benchmark for certain periods, the Trustees considered information provided by the Investment Adviser relating to the attribution of performance results for the Fund, including information that demonstrated that the Fund’s underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Investment Adviser that were reasonable under the circumstances prevailing at the time and consistent with the Fund’s investment objective and policies.

With respect to the Fund, the Trustees concluded that the Fund’s performance and other relevant factors supported the continuation of the Agreement.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from their relationship with the Fund. The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The

24	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2019	NexPoint Real Estate Strategies Fund

Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions, and, with respect to any Fund investments in one or more other funds in the Highland fund complex, the fees paid to the Investment Adviser of the underlying Fund and its affiliates with respect to such investments. After such review, the Trustees determined that the anticipated profitability rates to the Investment Adviser with respect to the Agreement were fair and reasonable. The Trustees also took into consideration the amounts waived and/or reimbursed, if any, where expense caps or advisory fee waivers had been implemented.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board of Trustees considered the respective asset levels of the Fund over time and historical net expenses relative to such asset levels, the information provided by the Investment Adviser relating to their costs and information comparing the fee rates charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board determined to continue to review ways, and the extent to which, economies of scale might be shared between the Investment Adviser, on the one hand and shareholders of the Fund on the other. The Board also requested that the Investment Adviser consider ways in which economies of scale can be shared with Fund shareholders.

Conclusion

Throughout the process, the Board of Trustees was advised by Fund counsel and independent legal counsel, and was empowered to engage such other third parties or request additional information as it deemed appropriate. Following a further discussion of the factors above and the merits of the Agreement and its various provisions, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees, including the Independent Trustees, unanimously agreed that the Agreement, including the advisory fees to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Semi-Annual Report	25

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Systems, Inc.

210 W 10th, 8th Floor

Kansas City, MO 64105

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Real Estate Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-844-485-9167 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended December 31, are available (i) without charge, upon request, by calling 1-844-485-9167 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.NexPointAdvisors.com.

As required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-844-485-9167.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-844-485-9167.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-844-485-9167 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

26	Semi-Annual Report

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NexPoint Real Estate Strategies Fund

c/o DST Systems, Inc.

P.O. Box 219630

Kansas City, MO 64121-9630

NexPoint Real Estate Strategies Fund	Semi-Annual Report, June 30, 2019

www.nexpointadvisors.com	NRES-SAR-0619

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in NexPoint Real Estate Strategies Fund’s (the “Registrant”) most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the NexPoint Real Estate Strategies Fund (the “Registrant”) or any “affiliated purchaser” during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT REAL ESTATE STRATEGIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 9, 2019

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Executive Vice President, Principal Financial Officer and Principal Accounting Officer

Date: September 9, 2019